SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 21, 2006

Morgan Stanley
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-11758 (Commission File Number)	36-3145972 (IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(zip code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01. Regulation FD Disclosure.

     On March 21, 2006, the Board of Directors of Morgan Stanley (the “Company”) reviewed committee assignments in anticipation of two new directors being elected to the Board at the Company’s Annual Meeting of Shareholders on April 4, 2006.  Donald T. Nicolaisen and Hutham S. Olayan were nominated for election on February 9, 2006.  If they are elected as anticipated, the Company expects Mr. Nicolaisen to join the Audit Committee and Ms. Olayan to join the Compensation, Management Development and Succession Committee after their election at the Annual Meeting. Following the Annual Meeting, on April 4, 2006 Howard J. Davies will step down from the Compensation, Management Development and Succession Committee while continuing to serve on the Audit Committee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN STANLEY
(Registrant)

	By:	/s/ William J. O’Shaughnessy, Jr.

		Name:	William J. O’Shaughnessy, Jr.
		Title:	Assistant Secretary and Counsel

Date: March 21, 2006